UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007 (June 7, 2007)

Kenexa Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

650 East Swedesford Rd Wayne, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 971-9171

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.     Changes in Registrant’s Certifying Accountant

As disclosed in the Company’s proxy statement filed April 4, 2007, the Audit Committee of the Company’s Board of Directors decided to issue a request for proposals with regard to the Company’s audit engagement and such request for proposals was issued in May, 2007.  On June 6, 2007 the Audit Committee dismissed BDO Seidman LLP (“BDO”) as its independent registered public accountant.

The Audit Committee completed its review of the proposals submitted and is currently in the process of selecting the Company’s successor independent registered public accountants for the year ending December 31, 2007 and for all interim periods beginning with the quarter ending June 30, 2007.

The audit reports of BDO on the Company’s consolidated financial statements for the fiscal years ended December 31, 2006 and December 31, 2005, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2006 and December 31, 2005 and through June 6, 2007 , there were no (1) disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in connection with their report, or (2) reportable events described under Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 (Regulation S-K).

The Company has furnished the foregoing disclosures to BDO for their review and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with our statements.   A copy of the letter furnished by BDO in response to that request, dated June 13, 2007, is being filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2006 and 2005, and through June 6, 2007, which also includes our selection period, the Company did not consult with any other independent registered public accountants  regarding (i) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, nor did any other independent registered public accountants provide a written report or provide oral advice to the Company,

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter, dated June 13, 2007, from BDO Seidman, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENEXA CORPORATION

Date: June 13, 2007	By:	/s/ Donald F. Volk
Donald F. Volk
Chief Financial Officer
June 13, 2007

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION
16.1	Letter, dated June 13, 2007, from BDO Seidman, LLP to the Securities and Exchange Commission.